                            SCHEDULE 14A INFORMATION

                     Information required in Proxy Statement
                            Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       CREDIT SUISSE HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/ / (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
/ / (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
/ / (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
/ / (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
/ / (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 Lexington Avenue
                            New York, New York 10017
                                 (800) 293-1232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2004

TO THE SHAREHOLDERS OF
CREDIT SUISSE HIGH YIELD BOND FUND:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of the Credit Suisse High Yield Bond Fund (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Friday, February 20, 2004, at 3:00 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

     1. To elect one (1) Trustee of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on December 22, 2003 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

     This notice and related proxy material are first being mailed on or about January 15, 2004.

                              By Order of the Board of Trustees

                              /s/ Michael A. Pignataro
                              ------------------------
                              Michael A. Pignataro
                              SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: January 15, 2004
New York, New York

                       CREDIT SUISSE HIGH YIELD BOND FUND
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, FEBRUARY 20, 2004

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of the Credit Suisse High Yield Bond Fund (the "Fund") for use at the Annual Meeting of Shareholders at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on Friday, February 20, 2004 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, State Street Bank & Trust Company, the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about January 15, 2004.

     CSAM has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 225 Franklin Street, Boston, Massachusetts 02110.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2003 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy, and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

     A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares present, but that have not voted, for the purpose of determining a quorum for the transacting of business. Under Delaware law, abstentions and broker non-votes do not constitute a vote "FOR" or "AGAINST" a matter. The election of a Trustee requires that the successful candidate receive a plurality of votes cast at the Meeting; therefore, abstentions will be disregarded.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of beneficial interest of capital stock (the "Shares"). On the record date, December 22, 2003, there were 53,061,671 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     -    indicate your instructions on the Proxy;

     -    date and sign the Proxy;

     -    mail the Proxy promptly in the enclosed envelope;

     - allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on February 20, 2004.

                                   PROPOSAL 1
                               ELECTION OF TRUSTEE

     The only proposal to be submitted at the Meeting will be the election of one (1) trustee of the Fund to hold office for the term set forth below and until his successor is elected and qualified.

     Pursuant to the Fund's Agreement and Declaration of Trust, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Lawrence J. Fox is being nominated to serve as a Class II Trustee for a three-year term to expire at the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James S. Pasman, Jr. is the Class I Trustee whose term will expire at the Fund's 2006 Annual Meeting of Shareholders. Enrique R. Arzac is the Class III Trustee whose term will expire at the Fund's 2005 Annual Meeting of Shareholders.

     Mr. Fox has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominee for election to the Board, trustees whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Trustees' meeting next following the Meeting.

                                                                                         NUMBER OF
                                                                                       FUNDS IN FUND
                            POSITION(S)   TERM OF OFFICE AND                              COMPLEX
NAME, ADDRESS, AND DATE     HELD WITH       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)   OVERSEEN BY        OTHER DIRECTORSHIPS
       OF BIRTH                FUND             SERVED          DURING PAST 5 YEARS       TRUSTEE            HELD BY TRUSTEE
-------------------------  ------------   ------------------  -----------------------  -------------  ------------------------------
NOMINEE FOR TRUSTEE:

Lawrence J. Fox            Trustee        Since 2001;         Partner of Drinker           3          Director, Winthrop Trust
   One Logan Square                       current term ends   Biddle & Reath (1976                    Company
   18th & Cherry Streets                  at the 2004 annual  to present)
   Philadelphia, PA 19103                 meeting
   Date of Birth: 7/17/43

NON-INTERESTED TRUSTEES:

Enrique R. Arzac           Trustee        Since 2001;         Professor of Finance          8         Director of The Adams Express
  c/o CSAM                                current term ends   and Economics,                          Company (a closed-end
  466 Lexington Avenue                    at the 2005 annual  Graduate School of                      investment company); Director
  New York, NY 10027                      meeting             Business, Columbia                      of Petroleum and Resources
  Date of Birth: 10/2/41                                      University (1971 to                     Corporation (a closed-end
                                                              present)                                investment company)

James S. Pasman, Jr.       Trustee        Since 2001;         Currently retired.            45        Director of Education
  c/o CSAM                                current term ends                                           Management Corp.
  466 Lexington Avenue                    at the 2005 annual
  New York, NY 10017                      meeting
  Date of Birth: 12/20/30

  NAME, ADDRESS AND DATE    POSITIONS(S) HELD WITH    LENGTH OF TIME
         OF BIRTH                   FUND                  SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  ------------------------  -----------------  -------------------------------------------
OFFICERS:

Joseph D. Gallagher            Chief Executive         Since 2003        Managing Director, Chief Executive
  c/o CSAM                     Officer                                   Officer of CSAM and Global Chief Operating
  466 Lexington Avenue                                                   Officer of Credit Suisse Asset Management
  New York, NY 10017                                                     since 2003; Global Chief Financial Officer,
  Date of Birth: 12/14/62                                                Credit Suisse Asset Management from 1999 to
                                                                         2003; Chief Executive Officer and Director
                                                                         of Credit Suisse Asset Management Limited,
                                                                         London, England, from June 2000 to 2003;
                                                                         Director of Credit Suisse Asset Management
                                                                         Funds (UK) Limited, London, England, from
                                                                         June 2000 to 2003; Managing Director,
                                                                         Head - Asian Corporate Finance and M&A,
                                                                         Credit Suisse First Boston, Hong Kong,
                                                                         China, from January 1998 to May 1999

Richard J. Lindquist           Chief Investment        Since 2001        Managing Director of CSAM; Associated
  c/o CSAM                     Officer                                   with CSAM since 1995; Officer of other
  466 Lexington Avenue                                                   Credit Suisse Funds
  New York, NY 10017
  Date of Birth: 6/22/60

  NAME, ADDRESS AND DATE    POSITIONS(S) HELD WITH    LENGTH OF TIME
         OF BIRTH                   FUND                  SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  ------------------------  -----------------  -------------------------------------------
Hal Liebes                       Senior Vice           Since 2001        Managing Director and Global General
  c/o CSAM                       President                               Counsel of CSAM; Associated with CSAM
  466 Lexington Avenue                                                   since 1997; Officer of other Credit
  New York, NY 10017                                                     Suisse Funds
  Date of Birth: 07/06/64

Michael A. Pignataro             Chief Financial        Since 2000       Director and Director of Fund
  c/o CSAM                       Officer and                             Administration of CSAM; Associated with
  466 Lexington Avenue           Secretary                               CSAM since 1984; Officer of other Credit
  New York, NY 10017                                                     Suisse Funds
  Date of Birth: 11/15/59

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies (as defined below) beneficially owned by each Trustee.

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL FUNDS OVERSEEN BY
                          DOLLAR RANGE OF EQUITY SECURITIES           TRUSTEE IN CSAM FAMILY OF
NAME OF TRUSTEE                   IN THE FUND*(1) (2)               INVESTMENT COMPANIES*(1)(3)
---------------------  ----------------------------------------  ------------------------------------
Enrique R. Arzac                      C                                         E

Lawrence J. Fox                       B                                         C

James S. Pasman, Jr.                  B                                         D

----------
*     Key to Dollar Ranges
  A.  None
  B.  $1 - $10,000
  C.  $10,001 - $50,000
  D.  $50,001 - $100,000
  E.  over $100,000

(1) This information has been furnished by each Trustee as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Fund's trustees and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2003, none of the non-interested nominee for election to the Board, the non-interested Trustees or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended October 31, 2003, each Trustee who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $12,000 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2003 to all such unaffiliated trustees was $51,495.

     During the fiscal year ended October 31, 2003, the Board convened five times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Trustee.

     Messrs. Arzac, Fox and Pasman constitute the Fund's Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened five times during the fiscal year ended October 31, 2003. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     The Trustees constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of Trustees who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended October 31, 2003. On November 17, 2003, the Nominating Committee met and nominated Mr. Fox to serve as a Trustee of the Fund. The Nominating Committee selects and nominates non-interested Trustees. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not currently have a Nominating Committee Charter or a formal policy regarding the consideration of trustee candidates recommended by shareholders, but in light of the SEC's recent adoption of enhanced nominating committee disclosure requirements has concluded that both would be appropriate. The Board expects to adopt a Nominating Committee Charter and other formal policies that are responsive to such requirements in the near future. The Fund will inform shareholders when such actions have been taken. The Fund does not have a Compensation Committee.

                        REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, approving the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2003. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Shareholders for the fiscal year ended October 31, 2003 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

                                Enrique R. Arzac
                                 Lawrence J. Fox
                              James S. Pasman, Jr.

INDEPENDENT AUDITORS

     At a meeting held on November 17, 2003, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending October 31, 2004. PwC has been the Fund's independent auditors since February 1, 2001, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended October 31, 2003.

                                                CSAM AND CERTAIN
                                       FUND        AFFILIATES
                                    ---------  ------------------
Audit Fees                          $  29,580  $               --
Financial Information Systems
   Design and Implementation Fees   $      --  $               --
All Other Fees                      $  13,780* $          738,000**

----------
* Fees are comprised of: (1) $8,500 related to agreed upon procedures in connection with the Fund's Revolving Credit and Security Agreement; (2) $3,000 related to agreed upon procedures in connection with the Fund's semiannual reporting; and (3) $2,280 in tax services in connection with a review of the Fund's excise tax calculations and review of applicable excise and income tax returns.
** Fees are comprised of: (1) $312,000 in connection with expatriate tax consulting services, (2) $176,000 in connection with other tax related services and (3) $250,000 in connection with financial statement audits.

                                  COMPENSATION

     The following table shows certain compensation information for the Trustees for the fiscal year ended October 31, 2003. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or Trustees who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                               TOTAL COMPENSATION
                    AGGREGATE COMPENSATION     FROM FUND AND FUND
NAME OF TRUSTEES        FROM THE FUND       COMPLEX PAID TO TRUSTEES*
-----------------  -----------------------  -------------------------
CURRENT TRUSTEES
Enrique Arzac      $                16,500  $                 76,875
Lawrence Fox       $                16,500  $                 35,875
James Pasman, Jr.  $                16,500  $                 91,500

----------
* 51 funds comprise the Fund complex. See the "Trustees" table for the number of funds each Trustee serves.


             THE FUND'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
            TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                              NOMINEE FOR TRUSTEE.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of December 22, 2003, the Fund had no knowledge that any shareholder held 5% or more of the Fund's shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser , and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2003, all filing requirements applicable to such persons were complied with except for the following:

     Joseph D. Gallagher: A Form 3 was not timely filed to report his appointment as Chairman of the Fund on February 12, 2003. A Form 5 was filed on June 13, 2003 to report this event.

     Richard J. Lindquist: A Form 3 was not timely filed to report his appointment as President and Chief Investment Officer of the Fund on July 27, 2001. A Form 5 was filed on December 13, 2002 to report this event.

     Hal Liebes: A Form 3 was not timely filed to report his appointment as Senior Vice President of the Fund on July 27, 2001. A Form 5 was filed on December 13, 2002 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 17, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed by certified mail and received at, Credit Suisse High Yield Bond Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 17th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2004 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE HIGH YIELD BOND FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 17th FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://cef.csam-americas.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

1786-PS-2/04

                                      PROXY

                       CREDIT SUISSE HIGH YIELD BOND FUND

              This Proxy is Solicited on Behalf of the Board of the
                       Credit Suisse High Yield Bond Fund

               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 20, 2004

     The undersigned hereby appoints each of Hal Liebes and Michael A. Pignataro, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Bond Fund (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on February 20, 2004 at 3:00 p.m., New York time.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 [X]Please mark votes as in this example.

     This proxy, if properly executed, will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the nominee in Proposal 1.

1.   Election of Trustee

      Nominee:           (01)    Lawrence J. Fox.


      FOR NOMINEE        / /                / /   WITHHOLD FROM NOMINEE

The proxies are authorized to vote upon such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

     VOTE THIS CARD TODAY

     By mail; phone (1-866-800-8817)

     MARK HERE FOR ADDRESS CHANGES AND NOTE AT LEFT [ ]

     NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:              Date
          --------------    --------------
Signature:              Date
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